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                                                                    Exhibit 10.3

                              ANNEX LOAN AGREEMENT

This ANNEX LOAN AGREEMENT is part of the Employment Agreement which is dated, ____________, by and between SAIFUN SEMICONDUCTORS LTD. a corporation incorporated under the laws of the State of Israel (the "EMPLOYER") AND DR. BOAZ EITAN ("THE EMPLOYEE").

WHEREAS: the Employee desires to borrow an amount of up to $175,000 from the Employer subject to the terms and conditions of this ANNEX LOAN AGREEMENT; and

WHEREAS: the Employee intends to continue his employment with the Employer for the next five years

WHEREAS the Employer is willing to lend such sum to the Employee, subject to the terms and conditions of this Loan Agreement;

NOW THEREFORE IT IS AGREED BETWEEN THE PARTIES AS FOLLOWS:

1. LOAN. On the basis of the representations and covenants made by the Employee herein, the Employer shall lend to the Employee $175,000 (the "Loan Amount").

2. INTEREST. The Loan Amount shall bear interest at the rate of 4% plus VAT (ma-am) as defined by law, until the Loan Amount is fully repaid.

3. DISBURSEMENT. The Loan Amount shall be disbursed by the Employer to the Employee on _______ , 2001 (the "EFFECTIVE DATE") in one installment, by check or wire transfer to the Employee's bank account.

4. REPAYMENT. The Loan Amount, together with accrued interest will immediately become due and payable upon the occurrence of any of the following:

4.1. Termination of the Employment Agreement executed between the parties, by either of the parties for any reason.

4.2.  five years after the Effective Date.

4.3.  Upon the sale of shares of Saifun Semiconductors Ltd.

5.    MISCELLANEOUS

5.1. This ANNEX LOAN AGREEMENT may not be amended, supplemented, discharged, terminated or altered, except in writing signed by the parties hereto.

5.2. This ANNEX LOAN AGREEMENT does not constitute an expressed or implied promise of continued Employer -Employee relations.

5.3. This ANNEX LOAN AGREEMENT, together with its Exhibits, constitute the full and entire understandings and agreements between the parties with regard to the subject-matter hereof and supersedes all prior agreements between the parties hereof with regard to such subject-matter.

5.4. The Employee shall have sole responsibility to pay any tax which may be or become

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      due as a result of this agreement.

5.5. The Employer shall be entitled to transfer and assign all of its rights and obligations under this ANNEX LOAN AGREEMENT to any party. The Employee may not assign any of its rights or obligations to any party absent prior written consent of the Employer.

5.6. No delay or omission to exercise any right, power, or remedy accruing to any party upon any breach or default under this ANNEX LOAN AGREEMENT, shall be deemed a waiver of any other breach or default therefore or thereafter occurring. Any waiver, permit, consent, or approval of any kind or character on the part of any party of any breach or default under this ANNEX LOAN AGREEMENT, or any waiver on the part of any party of any provisions or conditions of this ANNEX LOAN AGREEMENT, must be in writing and shall be effective only to the extent specifically set forth in such writing.

5.7. All remedies, either under this ANNEX LOAN AGREEMENT or by law or otherwise afforded to any of the parties, shall be cumulative and not alternative.

5.8. Any notice required or permitted hereunder shall be in writing and shall be sent by registered mail or confirmed facsimile to the parties hereto at the respective addresses set forth above, as may be changed by each of the parties in a written notice from time to time.

IN WITNESS WHEREOF, THE PARTIES HAVE SIGNED THIS AGREEMENT AS OF THE DATE FIRST HEREIN ABOVE SET FORTH.

EMPLOYER:SAIFUN SEMICONDUCTORS LTD.             EMPLOYEE:

BY:_____________________                        BY: /s/ BOAZ EITAN
                                                    ----------------------
TITLE:__________________
                                                DATE: 11/6/01
DATE:___________________


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